Earnings Per Share	3 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic and diluted earnings per share were calculated as follows, for each period presented:

	Quarter Ended
	March 31,
	2012	2011
Numerator:
Net income	$26.5	$10.8
Denominator — Weighted-average common shares outstanding (in thousands)[1]:
Basic	19,059	18,950
Diluted	19,161	19,161
Earnings per common share, Basic:
Net income per share	$1.39	$0.57
Earnings per common share, Diluted:
Net income per share	$1.38	$0.57
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[1]
The basic weighted-average number of common shares outstanding during the period excludes unvested share-based payment awards. The diluted weighted-average number of common shares outstanding during the period is calculated using the treasury method.

Options to purchase 20,791 common shares at an average exercise price of $80.01 per share were outstanding at both March 31, 2012 and December 31, 2011. The potential dilutive effect of such shares was zero for each of the periods presented. Warrants relating to approximately 3.6 million common shares at an average exercise price of approximately $61.35 per share remained outstanding through March 31, 2012. The potential dilutive effect of shares underlying the Warrants was zero for both earnings per share calculations presented above.
During the quarters ended March 31, 2012 and March 31, 2011, the Company paid approximately $4.9 ($0.25 per common share) and $4.7 ($0.24 per common share), respectively, in cash dividends to stockholders, including the holders of restricted stock, and dividend equivalents to the holders of restricted stock units and to the holders of performance shares with respect to approximately one half of the performance shares.